July 2008 Investor Presentation July 2008 Investor Presentation Exhibit 99.1

Innovative Balanced Experienced
PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Rockies, Gulf Coast, Gulf of Mexico,
Texas Panhandle, South Texas and the Permian Basin of the United States.
PXP is headquartered in Houston, Texas.
PXP
PXP
www.pxp.com

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
PXP Today
Strategic Enhancement of Asset Portfolio
Increased diversification into high quality basins
Large inventory of cash producing and growth opportunities
Improving unit economics and cost structure
Lower risk more balanced asset base
$10+ billion enterprise value
600 million BOE proved reserves
92,000 – 96,000 BOE per day average
production expected in 2008
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition closed in April 2008.
(1)

PXP
51.9
53.5
57.1
85.1
95.7
Q1 Q2 Q3 Q4 Q1
Production
Thousand BOEPD
$18.25
$19.26
$17.98
$17.85
$17.57
Q1 Q2 Q3 Q4 Q1
Production Costs
$/BOE
2007 2008
2007 2008
83%
84%
85%
89%
2005 2006 2007 Q1
Oil Price Realization
% NYMEX
2008
$94.6
$111.0
$146.0
$275.4
$350.2
Q1 Q2 Q3 Q4 Q1
Operating Cash Flow
Non-GAAP Measure
(1)
$Million
2007 2008
(1) Non-GAAP to GAAP reconciliation provided at the end
of the presentation.
Accelerating Value

PXP
Valuation – Pre Haynesville
Sell-Side Consensus NAV = $97.29 / share
$12.50
$17.37
$20.39
$20.87 $20.94
$22.51
$25.04 $25.09
$26.58
$30.94
$51.75
PXD PXP APC APA NBL XTO NFX COG EOG CHK HK
Enterprise Value/per BOE Proved Reserves
(1) Source: Credit Suisse as of 6/20/08; PXP share price $75.71
Net Asset Valuation: 6/18/08
(1)

PXP
Capital Allocation Analysis
$0
$5
$10
$15
$20
PXP F&D
± $15.00 BOE
PXP
$17.37 BOE
(1)
H’ville F&D
~$11.00 BOE
EV/BOE PXP Portfolio Operations PXP H’ville Operation
(1) Source: Credit Suisse as of 6/20/08; PXP share price $75.71

PXP
High Quality Resource Basin Assets
Accelerates PXP’s production and
reserve growth
Acquire 20% of Chesapeake’s
dominant 550,000 acre leasehold
position in the Haynesville shale, the
premier emerging shale resource play
Chesapeake as operator and PXP
have 6,875 potential well locations
Currently drilling with 5 rigs, planning
up to 12 rigs by YE 2008, 30 rigs by
YE 2009 and 60 rigs by YE 2010
Typical well profile
–
Depth: 10,500’ – 13,000’
–
Lateral: 3,000’ – 5,000’
–
Thickness: ~ 200’ – 300’
Haynesville play covers
1+ million acres
Haynesville shale resource
potential estimated over 80
TCFE of natural gas in place
Reserves: 4.5 – 8.5 Bcfe per well
Initial Production: 5 – 15 MMcfd
Haynesville Shale
Partnering with Chesapeake

PXP
Haynesville Economics
PXP Interest:                                                    20% WI / 15% NRI
Gross Acreage: 550,000
Potential Locations:                                             6,875
Est. Gross Resource Potential:                                  40 Tcfe
Est. Median Gross Well Cost: $6.5mm
(1)
Est. Median Gross EUR per Well: 6.5 Bcfe
$1.25 Mcfe or $7.50/BOE PXP Net H’ville Drill & Complete F&D:
$1.83 Mcfe or $10.98/BOE PXP Net H’ville F&D Cost:
(1) Assumed D&C costs for first 3 years = $6.5 mm per well, after 3 years = $5.5 mm per well.

PXP
Piceance Basin
Partnership with OXY
Basin covers 1+ million acres
Resource potential estimated over 200-300
TCFE of natural gas in place
IP = 500 to 1,000 Mcf/d
Reserves = 0.6 to 1.0 Bcf
One of the largest gas accumulations
in North America
Estimated 200-300 Tcf of gas in place
PXP and OXY each have a 50 percent
working interest in 72,000 gross acres
of oil and gas properties located in the
Piceance
Three key fields (Brush Creek, East
Plateau, and Hells Gulch)
PXP is the operator
3,600 potential well locations
Currently drilling with 5 rigs, planning
up to 7 rigs by YE 2008
Typical well profile
–
Depth: 5,000’ – 9,000’
–
Thickness: 1,000’ – 2,500’

PXP
Piceance Basin Economics
PXP Interest:                                                    50% WI / 40% NRI
Gross Acreage: ~72,000
Potential Locations:                                             ~3,600
Est. Gross Resource Potential:                                  ~3.0 Tcfe
Est. Gross Well Cost: $1.5mm
Est. Gross EUR per Well: .8 Bcfe
$2.34 Mcfe or $14.06/BOE PXP Net Piceance F&D Cost:

PXP
0
20
40
60
80
100
120
2008 2010 2012 2014 2016 2018 2020 2022
0
200
400
600
800
Haynesville & Piceance
Gross Well Count/PXP Net Production
MBOEPD Number
Haynesville Project
Annual Well Count Production
0
10
20
30
40
2008 2010 2012 2014 2016 2018 2020 2022
0
100
200
300
400
MBOEPD Number
Piceance Basin

PXP
Value Generator - Production Growth
0
50
100
150
200
2007 2008e 2009e 2010e 2011e 2012e
Base Drillbit Growth
Production: 20+% CAGR
2008e production represents guidance mid-point. 2009 through 2012 represents corporate targets.
Drillbit growth includes Haynesville, California Offshore, Gulf of Mexico,
Thousand BOEPD

PXP
Value Generator - Proved Reserves Growth
0
200
400
600
800
1,000
2007 2008e 2009e 2010e 2011e 2012e
Base Drillbit Growth
Million BOE
63%
Oil
65%
Oil
59%
Oil
53%
Oil
47%
Oil
18yr
R/P
17yr
R/P
17yr
R/P
17yr
R/P
16yr
R/P
2008e through 2012e represents corporate targets.
Drillbit growth includes Haynesville, California Offshore, Gulf of Mexico.
Reserves: 10+% CAGR
44%
Oil
15yr
R/P

PXP
2+ Billion BOE Resource Potential
Potential Reserves
950 MMBOE
230 MMBOE
175 MMBOE
153 MMBOE
36 MMBOE
~1.5 Billion BOE
Development Resource Potential
Region
Haynesville
California
Rockies
Permian/Panhandle
Gulf of Mexico
~575 Million BOE
Exploration Resource Potential
Potential Reserves
100 MMBOE
400 MMBOE
75 MMBOE
Region
Rockies - Eagle
Gulf of Mexico
Vietnam

PXP
Lower Risk Capital Allocation
21%
71%
8%
2008E
$1.5 billion
2009E
$1.75 billion
10%
27%
63%
Development Capital Haynesville
Capital Program
Excludes acquisition capital.
Development capital includes exploitation, capitalized interest and G&A costs.
Exploration Capital

PXP
California
Onshore
342 MMBOE net
proved reserves
2,500+ future well
locations
26 yr R/P
Reserves: As of 12/31/07.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Offshore
27 MMBOE net
proved reserves
T-Ridge Project
-
Received Santa
Barbara County
Planning
Commission
approval of Final
Development Plan
in April 2008
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales/
T-Ridge
Pt Arguello

PXP
Rockies
Madden Field
39 MMBOE net
proved reserves
Piceance Basin
72,000 acres
44 MMBOE net proved
reserves
3,600 potential well locations
Reserves: As of 12/31/07. Piceance production and reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Green River Basin
60,000 acres
Eagle Project development
permitting in progress
Green River
Basin
Green River
Basin
Piceance
Basin
Piceance
Basin
Madden Field
Madden Field

PXP
Permian Basin
48 MMBOE net
proved reserves
CO
2
enhanced
recovery potential
Permian/Panhandle/South Texas
Panhandle
495,000 acres
715 square miles of 3D
seismic
41 MMBOE net
proved reserves
20 to 30 wells planned
in 2008
Reserves: As of 12/31/07. Permian reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Big Mac
60,000 acres
275 square mile 3D
seismic
33 MMBOE net reserve
potential
2 to 4 wells planned in
2009
South Texas
41 MMBOE net proved
reserves
25 to 30 wells planned
in 2008

PXP
Gulf of Mexico
Success Continues
Discoveries
Discoveries
Friesian
New Orleans
Vicksburg
Flatrock Field #1,2,3
2008+ Drilling
2008+ Drilling
Friesian # 2
Fredricksburg
Flatrock
4 wells planned
South
Timbalier 168
Salida

PXP
Salida
Eagle
Vietnam # 1
2009
Flatrock
# 6, # 7
T-Ridge
4Q08
Upside Growth Drilling Catalysts
Near-Term Project Inventory
Flatrock # 5
Friesian # 2
2Q08
3Q08
Flatrock
# 3, # 4
Mound Point
East # 1
South
Timbalier
168 # 1
Fredricksburg
Haynesville
Haynesville

PXP
2009 Outlook – Compelling Investment
Growth
20+% CAGR production growth 2007-2012e
10+% CAGR reserve growth 2007-2012e
Costs
Per unit LOE lower
Per unit F&D lower
Downside commodity price protection
Commodity price upside with downside protection
utilizing attractive floors and collars for a significant
percentage of 2008, 2009 and 2010 oil and gas
production

PXP
Valuation – Pre Haynesville
$85/share $80 Oil/$8 Natural Gas
$126/share $100 Oil/$10 Natural Gas
$178/share NYMEX Strip
$106/share $90 Oil/$9 Natural Gas
Source: JP Morgan Securities Inc. 6/13/2008
PXP Net Asset Value
PXP Current Share Price - $75.85
+Haynesville ???

23 PXP Addendum

PXP
$55.00
Strike Price
32,500 Bbls Crude Oil
Put Options
2009
$8.00 Floor
$12.11 Ceiling
15,000 MMBtu Natural Gas
Collars
$10.00 Floor
$20.00 Ceiling
150,000 MMBtu Natural Gas
Collars
$106.16
Strike Price
40,000 Bbls Crude Oil
Put Options
$55.00
Strike Price
42,000 Bbls Crude Oil
Put Options
2008
$60.00 Floor
$80.13 Ceiling
2,500 Bbls Crude Oil
Collars
$111.49
Strike Price
40,000 Bbls Crude Oil
Put Options
2010
$10.00 Floor
$20.00 Ceiling
150,000 MMBtu Natural Gas
Collars
July – Dec.
Average
Price
Daily
Volumes
Instrument
Type
Production
Period
Hedging Overview

PXP
Income Statement Summary
$ 0.28 $ 1.43 EPS (diluted)
$ 20.6 $ 163.5 Net Income
36.7 270.2 Income Before Income Tax
62.0 286.0 Income From Operations
54.9 144.2 DD&A & Accretion Expense
22.5 39.9 General Administrative Expense
85.3 153.0 Production Expense
$  224.7 $  623.1 Revenues
March
2007
March
2008
($000s)
$    4.81 $    4.59 General & Administrative
18.25 17.57 Production Costs
$  47.72 $  71.27 Oil & Gas Revenues
March
2007
March
2008
Unit Economics
($/BOE)

PXP
Balance Sheet Summary
- 280.4 Cash Held in Escrow
104.4 95.3 Other
$9,693.3 $8,297.0
3,338.2 3,245.8 Stockholders’ Equity
1,959.4 1,959.8  Deferred Income Tax
272.6 275.9 Other Long-term Liabilities
3,305.0 2,160.0 Long-term Debt
$   818.1 $   655.5 Current Liabilities
$9,693.3 $8,297.0
536.8 533.4 Goodwill
8,377.2 6,827.9 PP&E Net
$   674.9 $   560.0 Current Assets
December
2007
March
2008
($000s)

PXP
GAAP to Non-GAAP Reconciliation
7 0 0 2
Q 1 Q 2 Q 3 Q 4 Q1
) s r a l l o d f o s n o i l l i m n i (
284.8 $ 302.3 $ 144.5 $ 121.3 $ 20.0 $
87.2 1.9 27.1 15.3 98.1
(21.8) (28.8) (25.6) (25.6) (23.5)
350.2 $ 275.4 $ 146.0 $ 111.0 $ 94.6 $
2008
The following chart reconciles Net Cash Provided by Operating Activities (GAAP) to Operating Cash Flow (non-GAAP)
for the periods highlighted below. Management believes this presentation may be useful to investors because it is illustrative of the impact of the Company's derivative contracts. PXP management uses this information for comparative purposes within the industry and as a means of measuring the Company's ability to fund capital expenditures and service debt. This measure is not intended to replace the GAAP statistic but to provide additional information that may be helpful in evaluating the Company's operational trends and performance.
Operating cash flow is calculated by adjusting the GAAP measure of cash provided by operating activities to exclude changes in operating assets and liabilities and include derivative cash flows that are classified as financing or investing activities in the statement of cash flows. Pursuant to GAAP certain cash payments with respect to our derivative instruments are required to be reflected as financing or investing activities.
Plains Exploration & Production Company
Reconciliation of GAAP to Non-GAAP Measure
Net cash provided by operating activities (GAAP)
Changes in operating assets and liabilities
Cash payments for commodity derivative contracts
that settled during the period that are reflected
as investing or financing cash flows in the
statement of cash flows
Operating cash flow (Non-GAAP)